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EXHIBIT 99.1

                    SEVERANCE AGREEMENT WITH MUTUAL RELEASES

         This SEVERANCE AGREEMENT WITH MUTUAL RELEASES ("Severance Agreement") is between Integrated Healthcare Holdings, Inc. ("Employer") and Larry B. Anderson ("Employee"), collectively "Parties." This Severance Agreement shall be enforceable only when and if (i) a certain "Consulting Agreement", and (ii) this Severance Agreement are both fully executed ("Effective Date").

                                    RECITALS
                                    --------

                  A. Employee entered into an Employment Agreement with the Company, on or about February 22, 2005 to serve as the Company's President ("Employment"), commencing February 22, 2005. On or about June 9, 2005, an Amendment to the Employment Agreement was executed by Employee and the then Chairman of the Board of the Company.

                  B. Employee and Company mutually agree that it is in both Parties' best interest to mutually terminate the Employment Agreement, as Amended (collectively, "Amended Employment Agreement"), and to terminate Employee's Employment and in order to facilitate Employee's transition from an employee of, to a consultant for, the Company.

                  C. NOW, THEREFORE, for good and valuable consideration and the mutual covenants contained herein, including the execution of this Agreement, the Parties agree as follows:

                               SEVERANCE AGREEMENT
                               -------------------

        ARTICLE 1. TERMINATION OF EMPLOYMENT AND OF EMPLOYMENT AGREEMENT
        ----------------------------------------------------------------

1.01. TERMINATION OF EMPLOYMENT AND OF EMPLOYMENT AGREEMENT. Employee's Employment and the Amended Employment Agreement both shall be terminated at midnight, December 31, 2007, automatically and without further notice, by mutual agreement ("the Termination"). Thereafter, Employee shall not render and shall not be obligated to render any services, legal or otherwise, as President, as an officer, as an employee or in any other capacity, except as a Consultant as provided in that certain concurrently executed Consulting Services Agreement.

                       ARTICLE 2. PAYMENT OF COMPENSATION
                       ----------------------------------

2.01. PAYMENT OF SEVERANCE PACKAGE COMPENSATION. In consideration for Employee's releases and conditioned upon Employee's execution and delivery of this Severance Agreement to Company within the time required, below, Employer shall pay and provide the below described compensation and benefits ("Severance Package").

                  2.01.01. Company shall pay Employee compensation, equivalent to fourteen (14) equal monthly installments (the monthly amount of which is more particularly described in


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subsection 2.01.03, below), according to the schedule describe in subsection
2.01.02, below. Payment is subject to and conditioned on Employee not having exercised his right to revoke his acceptance of, and terminate, this Severance Agreement (see below).

                  2.01.02. The schedule of payments is as follows: (i) one (1) lump sum payment, equivalent to eight (8) monthly installments, payable within one (1) business day after Employee's right to revoke his acceptance of, and terminate, this Severance Agreement has expired (REF. Section 3.01 ET SEQ, below); and (ii) The remaining six (6) equal installments shall be paid to Employee on or before the first business day of each month, commencing September 1, 2008 month.

                  2.01.03 The amount of each equal monthly installments shall be the sum of Employee's customary monthly compensation, as paid to Employee for the month of December 2007 ("Installment"), as determined by the sum of (i) Employee's base monthly salary, net of required deductions; PLUS (ii) the monthly value of Employee's health and dental insurance; PLUS (iii) the monthly value of Employee's automobile allowance. Other compensation (E.G. bonuses, accrued vacation, ETC.), which may have been paid in any month, including December, but which is not described in this sub section 2.01.03, shall not be included as part of any monthly Installment.

                  2.01.04. Employee shall not accrue or be entitled to additional "Paid Time Off," vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non vested stock options, or any other compensation or benefits (employment related or otherwise), after the effective date of termination, except (i) as specifically described in this Section 2.01 and the sub parts thereof; and (ii) when and if enforceable, pursuant to the concurrently executed Consulting Services Agreement.

                  2.01.05. Company shall pay Employee a year end bonus of $30,000 payable within one (1) business day after Employee's right to revoke his acceptance of, and terminate, this Severance Agreement has expired (REF. Section
3.01 ET SEQ, below).

                  2.01.06. Company's obligations (including all obligations to pay) under this Severance Agreement are conditioned on, and shall not commence until (i) the concurrent execution and delivery of this Severance Agreement and that certain Consulting Services Agreement, to Company, and (ii) the expiration of seven (7) days, after Employee's delivery of the executed Severance Agreement, without Employee having revoked his acceptance of the Severance Agreement. In no event, however, shall Company have any obligation to provide compensation and benefits under the Severance Agreement (i) while Company is still paying compensation and providing benefits under the terms of the Amended Employment Agreement, or (ii) until after the effective date of Employee's termination.

                  2.01.06. Any extension of the time for Employee's execution and delivery of this Severance Agreement must be in writing and executed by Employer, otherwise, no extension shall be permitted or shall be enforceable.

Section. 2.02. PAYMENT OF PRE-TERMINATION COMPENSATION. On or before January 3, 2008, Company shall pay and deliver to Employee all the following unpaid items (if any) which


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will have been accrued, through midnight, December 31, 2007, and which remain unpaid: (i) salary (after deduction of required withholdings), through ; (ii) the full value of all accrued and unpaid vacation pay; (iii) bonuses or other accrued pay (if any); and (iv) all properly submitted expense invoices, as reimbursement, IRRESPECTIVE OF WHETHER THIS SEVERANCE AGREEMENT IS EXECUTED.

                           ARTICLE 3. MUTUAL RELEASES
                           --------------------------

Section 3.01. MUTUAL RELEASES. Employee releases Employer and Employer releases Employee from any and all known and unknown claims of any nature, including (without limitation) any claims arising from or otherwise related to Employee's employment by Company, including (without limitation) the Amended Employment Agreement and any other employment agreement of any kind whatsoever, as more particularly provided herein.

                  3.01.01. Employee's release of "Employer" means Employee waives, releases and forever discharges Company and each of its current and former affiliates, subsidiaries, parents, divisions, successors, predecessors and assigns, as well as each of their respective past and present agents, directors, officers, shareholders, partners, insurers, representatives, consultants, attorneys and employees (collectively referred to as "Employer Releasees"), and each of them, from any and all claims of any kind or nature, whether known or unknown or suspected or unsuspected, which Employee now owns or holds, or has at any time before the date he signs this Severance Agreement, owned or held against Employer and the Employer Releasees, and each of them.

                  3.01.02. The phrase "any and all known and unknown claims" as used in this Severance Agreement includes, but is not limited to, all claims, demands, causes of action, complaints, or actions of any kind, whether known or unknown, anticipated or unanticipated, suspected or unsuspected, past or present, contingent or fixed including which either Employee or Employer may have. "[Any and all known and unknown claims", includes (but is not limited to):
(i) any and all claims based on tort or contract; (ii) any and all claims arising under federal, state or local law or statute, including, but not limited to any and all claims arising under Title VII of the Civil Rights Act of 1975, as amended, 42 U.S.C. ss.2000e, et seq., the Americans with Disabilities Act, 42 U.S.C. ss.12101, et seq., the Family and Medical Leave Act of 1993, 29 U.S.C., ss. 2601, et seq., the California Family Rights Act, Cal. Gov't Code ss. 12945.2, the California Fair Employment and Housing Act, Cal. Govt Code ss.12900, et seq., and any other federal, state or local fair employment practice or civil rights law, ordinance or Employee order; and, (iii) any and all claims arising out of, related to or connected with the employment of Employee by Company, the terms and conditions and/or separation of that employment, and any employment practice, policy or decision of, or omission or action taken by, the Employee or Employer, and each of them, including, but not limited to, any claims for wrongful discharge, misrepresentation, defamation, fraud, fraudulent inducement or emotional distress.

                  3.01.03. The Parties understand that each of their releases includes all claims of every nature and kind whatsoever, known or unknown, suspected or unsuspected, including, without limitation, any and all claims or obligations arising from or related in any way to the


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Action. All rights under Section 1542 of the Civil Code of California, or under any other state statute or case law which is substantially similar to Section 1542 in language or effect, are hereby expressly waived. Section 1542 provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                  3.01.04. The Parties understand that facts different from, or in addition to, those which now known or believed to be true with respect presently asserted or any other possible claims may be discovered at a later date, but agrees that the releases contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

Section 3.02. SPECIFIC WAIVERS AND RELEASES. Employee specifically, voluntarily, and knowingly waives any claims or causes of action he may have under the Age Discrimination in Employment Act ("ADEA") and pursuant to the Older Workers Benefit Protection Act ("OWBPA"). In this regard, Employee specifically acknowledges the following:

                  3.02.01. Employee is aware of his right to consult with, and specifically has been given the opportunity to and has been advised to consult with Employee's own independent counsel regarding his rights under both of these Acts, as well as this entire Severance Agreement, prior to signing this Severance Agreement.

                  3.02.02. Employee has the right to, and was given, twenty-one
(21) days within which to consider the provisions of this Severance Agreement if ADEA and OWBPA are applicable, although Employee may sign and return it sooner. Employee has decided to voluntarily execute the Severance Agreement now and, therefore, waives this right.

                  3.02.03. Employee understands he has the right to revoke this Severance Agreement for a period of seven (7) days after its execution. Accordingly, this Severance Agreement shall not become effective or enforceable until the eighth day following Employee's execution of this Severance Agreement.

                  3.02.04. Employee represents he has been given the opportunity to and has, in fact, read this entire Severance Agreement, that it is in plain language, and that Employee has had all questions (if any) regarding its meaning answered to Employee's satisfaction.

                  3.02.05. Employee fully understands the terms, contents and effects of this Severance Agreement and understands that it is a FULL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS (if any) against Company and any and all Company Agents, including all rights under the ADEA and OWPA. The releases contained herein are not a waiver of claims that may arise after the date of this Severance Agreement;


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                  3.02.06. Employee represents he has enters into this Severance
Agreement knowingly and voluntarily in exchange for the promises contained herein and, except as stated herein, no other representations have been made to Employee to induce or influence Employee's execution of this Severance
Agreement.

Section 3.03. That certain concurrently executed Consulting Services Agreement shall survive the releases contained herein, provided Employee does not timely exercise his right to revoke his acceptance of, and terminate, this Service Agreement.

            ARTICLE 4. CONFIDENTIAL INFORMATION; RETURN OF PROPERTY.
            --------------------------------------------------------

Section 4.01. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Except as may be required by that certain concurrently executed Consulting Agreement, Employee shall not (i) voluntarily, directly or indirectly communicate, in any manner to any legal or natural person (except as required by applicable law or in connection with the performance of his duties and responsibilities as a former employee of Company); (ii) use or otherwise appropriate for Employee's own or any third party's benefit any Confidential Information. Confidential Information shall include (without limitation) information made available to, obtained by or developed by Employee during the course of his employment relating or pertaining to the Company's trade secrets, financial information, technical information and /or business plans and strategies. Employee shall use his best efforts, and cooperate with the Company, to maintain the secrecy of and limit the use of such Confidential Information.

Section 4.02. RETURN OF PROPERTY. Except as may be required by that certain concurrently executed Consulting Agreement, all documents, memoranda, reports, notebooks, correspondence, files, lists and other records, and the like, designs, drawings, specifications, computer software and computer equipment, computer printouts, computer disks, and all photocopies or other reproductions thereof, affecting or relating to the Business of the Company, which Employee shall prepare, use, construct, observe, possess or control ("Company Materials"), shall be and remain the sole property of the Company. Employee shall deliver promptly to the Company all such Company Materials and other Company Property (E.G. tangible property, credit cards, entry cards, pagers, identification badges, cellular phones, and keys) upon termination of his employment.

                         ARTICLE 5. FUTURE COOPERATION.
                         ------------------------------

Section 5.01. Subsequent to his termination, Employee agrees to cooperate with the Company and use his best efforts to respond to all reasonable requests by the Company for assistance and advice relating to matters and procedures in which Employee was involved or which Employee managed or was responsible for while employed by the Company, as its President.

Section 5.02. Employee also represents and agrees to cooperate in the Company's defense or prosecution of any claim or other action which arises, whether civil, criminal, administrative or investigative, in which Employee's participation is required in the best judgment of the Company by reason of his former employment with the Company. Upon the Company's request, Employee


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will use his best efforts to attend hearings and trials, to assist in effectuating settlements, and to assist in the procuring of witnesses, producing evidence, and in the defense or prosecution of said claims or other actions.

                          ARTICLE 6. NON-DISPARAGEMENT.
                          -----------------------------

Section 6.01. NON-DISPARAGEMENT. Employee agrees that he will not make derogatory nor disparaging statements about Company or any of its other affiliate companies and their employees, officers and directors (collectively, "Company"). Employee also shall not induce or incite claims of discrimination, wrongful discharge, sexual or other forms of harassment, breach of contract, tortious acts, or any other claims of any type whatsoever against Company by any other person or employee, relating to such individual's employment or business dealings with Company.

                          ARTICLE 7. GENERAL PROVISIONS

Section 7.01. NOTICES. Any notices required or permitted to be sent under this Severance Agreement may be personally delivered, sent by overnight mail or overnight delivery service (E.G. Federal Express) or mailed by registered or certified mail, return receipt requested. Receipt of any notice shall be conclusively be deemed complete, according to the following: (i) personal delivery shall be deemed received the same day; (ii) overnight mail or overnight delivery service shall be deemed complete the next day, Sundays and holidays excepted; (iii) certified or registered mail shall be deemed complete upon recipient's execution of the receipt. Notices shall be sent to the following addresses until and unless changed by a Parties written notice to the other
Party:

                  IF TO CLIENT:             Scott Schoeffel, General Counsel
                                            Integrated Healthcare Holdings, Inc
                                            1301 North Tustin Ave.
                                            Santa Ana, CA 92705

                  IF TO CONSULTANT:         Larry Anderson 28 Pegasus Dr.
                                            Coto De Caza, CA. 92679

Section 7.02. ENTIRE AGREEMENT OF THE PARTIES. This Severance Agreement is the full and complete agreement and, with the concurrently executed Consulting Agreement, contain the entire and complete understanding of all agreements between Company and Employee. There are no other agreements of any kind. This Severance Agreement supersedes all prior agreements, including the prior EMPLOYMENT AGREEMENT between the Parties, dated February 22, 2005 and all amendments (if any) thereto. This Severance Agreement can only be modified by a writing signed by both Parties.

Section 7.03. ATTORNEYS' FEES. In the event of a dispute arising from or relating to this Severance Agreement, each party shall pay their own legal fees and costs.


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Section 7.04. SEVERABLE PROVISIONS. The provisions of this Severance Agreement are severable. If any provision shall be determined to be unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Section 7.05 ARBITRATION.

                  7.05.01. Any controversy between Company and Employee involving the construction or application of any of the terms, provisions or conditions of this Severance Agreement shall be submitted to binding arbitration if one Party sends a written demand for binding arbitration to the other Party . Company and Employee shall both be deemed to have waived the right to litigate the claim in any federal or state court if either party tenders a written request for arbitration of any such claim(s).

                  7.05.02. Prior to commencement of, and as a condition of, any arbitration, however, the Parties agree to first attempt to resolve any dispute before a neutral mediator in a non-binding mediation. The mediation shall take place within thirty (30) days of written notice by either party of any such dispute. The mediator shall be a California licensed attorney with at least fifteen years experience in and an emphasis in California and Federal Employment Law, or a retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Mediator"). The Mediator shall be selected by the same process used for the selection of an Arbitrator, as described in subsection 11.4, below. The parties agree that mediation shall not exceed one (1) day in duration.

                  7.05.03. Arbitration shall comply with and be governed by the provisions of the California Arbitration Act, unless otherwise precluded by California or Federal law. The Federal Arbitration Act shall apply only if enforcement of a particular provision of the California Arbitration Act would undermine the goals and policies of the Federal Arbitration Act.

                  7.05.04. Any demand to arbitrate shall be deemed to have been made on the date actually received by the party upon whom it is served and, for purposes of the statute of limitations, shall have the same effect as if suit had been filed on the date the demand is made. Any demand to arbitrate any claim arising from or in connection with this Severance Agreement must be received within six (6) months after the claim first arose, notwithstanding any other statute of limitations providing for a longer period of time, unless otherwise forbidden in law.

                  7.05.02. The arbitration shall occur in Orange County, California, before a neutral, single retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Arbitrator"). The parties shall agree upon an Arbitrator within ten
(10) days after the demand is made. If the parties cannot agree on an arbitrator, then any of them may apply to the Orange County Superior Court for an Order appointing an Arbitrator who meets the requirements of this subsection 13.3.

                  7.05.02. The Arbitrator shall have exclusive jurisdiction over all legal and equitable claims, issues and remedies, so all types of relief available in a judicial proceeding shall be available to the Parties in the Arbitration. The Parties may use the Orange County Superior Court or, only if required, the Federal Court in Orange County to enforce the Arbitrators rulings


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and awards. Discovery, including depositions for the purpose of discovery, shall be broadly permitted, and the provisions of the California Code of Civil Procedure ss.1283.05 shall apply.

7.06. CAPTIONS. The captions of the paragraphs of this Severance Agreement are solely for the convenience of the undersigned, are not a part of this Severance Agreement, and shall not be used for the interpretation of any provision of this Severance Agreement.

7.07. CONTINUING OBLIGATIONS. The rights and obligations of Employee and Company set forth in this Severance Agreement shall survive the releases contained herein. 7.08. NON-WAIVER. The failure of either party to insist on strict compliance with any of the terms and conditions of this Severance Agreement by the other party shall not be deemed a waiver of that term or condition. The waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

7.09. APPLICABLE LAW; VENUE. This Severance Agreement is entered into and is to be performed in Orange County, California. The Severance Agreement shall be governed by the laws of the State of California. The Parties agree venue shall conclusively be deemed to lie in Orange County, California in the event of any arbitration or litigation. This is a material provision without which Company would not have executed this Severance Agreement.

7.10. PHOTOCOPIES AND COUNTERPARTS. This Severance Agreement may be executed in counterparts, each of which shall be deemed an original and together shall constitute one complete instrument. Photocopies and facsimiles of such signed counterparts may be used in lieu of the originals for any purpose.

7.11. AUTHORITY. Any person or entity purporting to have the authority to enter into this Severance Agreement on behalf of or for the benefit of any other person or entity hereby warrants that it has such authority.

7.12. INTERPRETATION OF SEVERANCE AGREEMENT. In determining the meaning of, or resolving any ambiguity with respect to, any word, phrase or provision of this Severance Agreement, this Severance Agreement shall be construed with the understanding both Parties were responsible for, and participated in, its preparation. Section 1654 of the Civil Code shall not apply.

7.13. DISCLAIMER. Employee understands the Law Firm of James W. Lundquist, Inc., is the attorney for Company ONLY. Employee represents he has not executed this Severance Agreement in reliance on or with the belief that any employee or person associated or believed to be associated with the Law Firm of James W. Lundquist, Inc., is acting (whether as an attorney or otherwise) on Employee's behalf in executing this document.

9.14. SEPARATE COUNSEL ENCOURAGED. Employee represents he is an experienced attorney and active member of the California State Bar. Employee also acknowledges he has been advised to review this Severance Agreement with his own attorney before executing this Severance Agreement.


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                          SIGNATURES FOLLOW ON PAGE 10







                                  Page 9 of 10

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EACH OF THE UNDERSIGNED PARTIES HAS CAREFULLY READ, UNDERSTANDS AND AGREES TO
EVERY PROVISION CONTAINED IN THIS SEVERANCE AGREEMENT.

Integrated Healthcare Holdings, Inc.,
A Nevada Corporation, as "Company"



By: /s/ Bruce Mogel                              Executed on December 31, 2007
    ----------------------------------------
    Bruce Mogel, CEO



By: /s/ Larry B. Anderson                        Executed on December 31, 2007
    ----------------------------------------
    Larry B. Anderson, "Employee"



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